MODIVCARE INC.

INVESTOR PRESENTATION

JUNE 2021

NASDAQ: MODV

modivcare™

"MAKING CONNECTIONS TO CARE"

FORWARD LOOKING STATEMENTS

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company's performance. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; and (8) integration costs. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

WHO IS MODIVCARE?

- ModivCare is guided by a core purpose of ***Making Connections to Care***.
- We provide critical supportive care solutions that address the **social determinants of health ("SDoH")**, serving healthcare's most vulnerable populations.
  - We are the **largest non-emergency medical transportation ("NEMT") provider** in the US.
  - We are a leading provider of **personal care** in the home.
  - We are developing an innovative **nutritional meal delivery** offering.
- We hold a valuable minority equity investment in **Matrix Medical** Network.

Headquarters	**Denver**
Year Formed	**1996**
Employees	**~17,500**
Exchange/Ticker	**NASDAQ/MODV**
Recent Price (5/28/21)	**$147.23**
Shares Out. (5/3/21)	**~14.0 mm**
Market Cap. (5/28/21)	**~$2.1 bn**
Total Cash (3/31/21)	**~$300 mm**
Total Debt (3/31/21)	**~$487 mm**
Enterprise Value (5/28/21)	**~$2.2 bn**

~48 mm Trips per Year (gross)

~5,700 Transportation Providers

~29 mm Lives Managed

~14,000 Personal Caregivers

~21 mm Hours of Care Per Year

VISION: ONE-STOP SHOP FOR SDOH SOLUTIONS


modivcare
modivcare
modivcare
Transportation
Personal Care
Nutrition
Remote Monitoring
Medication Management
Behavioral / Social
Supportive Care
Clinical Interventions
Home Nursing
Hospice
House Calls
Dialysis / Infusion
Equipment / Supplies
Telemedicine

- ModivCare is one of the largest players in SDoH today with unique technology, risk and data capabilities
- SDoH platforms across multiple high value supportive care segments:
  - Transportation
  - Personal Care
  - Nutrition / food
- Clear path to better coordinate and integrate service lines and drive efficiencies via technology
- Goal to shift over time to bundled, value-based contracting

ModivCare has a unique opportunity to organize, standardize and integrate day-to-day supportive services, addressing gaps in current value-based care models and enabling longitudinal care management.

NEW LEADERSHIP WITH A TRACK RECORD OF OPERATIONAL EXCELLENCE



DANIEL E. GREENLEAF
PRESIDENT & CEO

bioscrip CORAM
HomeSolutions APRIA

December 2019



HEATH SAMPSON
CHIEF FINANCIAL OFFICER

ADES First Data
Arthur Andersen squaretwo financial

February 2021



KENNETH WILSON
CHIEF OPERATING OFFICER

Hanger sodexo
CardinalHealth Baxter

May 2020



WALT MEFFERT
CHIEF INFORMATION OFFICER

Hanger CORAM
VersantHealth APRIA

January 2020



LAUREL EMORY
SVP, HUMAN RESOURCES

CORAM
MEDICAL TEAMS INTERNATIONAL

February 2020



JODY KEPLER
CHIEF COMPLIANCE OFFICER

bioscrip
CORAM

March 2020

SIX-PILLAR STRATEGY TO DRIVE TRANSFORMATIONAL GROWTH

modivcare

RIGHT PEOPLE IN THE RIGHT SEATS
Ensuring each person is in the role that best fits their skills and capabilities

VOICE OF THE CUSTOMER
Creating a best-in-class experience for our customers and members

TRANSFORMATIONAL GROWTH
Growing beyond being the largest NEMT provider into a durable healthcare transportation company

SINGLE REPEATABLE MODEL
Standardizing and being more customer-centric across each contact center

ENHANCED TECHNOLOGY PLATFORM
Rollout of in-demand product that brings the best capabilities of ModivCare Technology Platform

REBRANDING
Defining our company's mission, vision, and values and tying them to our external and internal brand

COMPANY CORE VALUES AND INITIATIVES

Non-Emergency Medical Transportation

ModivCare provides non-emergency medical transportation services for patients whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services.

NEMT 2020 REVENUE BREAKDOWN ($1.3B)

>90% ANNUAL RENEWAL RATE

By Funding Source


92%
8%

Medicaid

Medicare Advantage

*Stable non-cyclical **Medicaid** business plus significant **Medicare Advantage ("MA") growth** opportunity (MA enrollment increases and NEMT benefit expansion)*

By Contract Type


83%
17%

Capitated

Other

*Capitated contracts drive predictability through per member per month **recurring revenue***

By Payor Type


51%
49%

MCOs

State Medicaid and Medicare Agencies

Managed Care Organization ("MCO") contracts tend to be annual evergreen, while State contracts renew every 3 to 5 years

NEMT COMPETITIVE ADVANTAGES DEVELOPED OVER TWO DECADES


National Transportation Network / Credentialling Expertise
Integrated Technology Platform
Eligibility
Claims Processing
Fraud & Waste
Risk Underwriting / Capitated Contracts
Centers of Excellence / Contact Center Management
Strong Payor Relationships
NEMT Competitive Advantages

CLEAR MARKET LEADER IN THE U.S. NEMT INDUSTRY

- ModivCare is more than three times larger than the #2 player
- Nationwide presence
- Scale matters
  - Ability to invest in technology and innovation to enhance customer experience
  - Transportation provider network efficiencies
  - Recruitment of top talent

Estimated U.S. NEMT Market Share[1]



modivcare
~40%
~11%
MTM
~5%
SOUTHEASTRANS
~4%
veyo
~40%
$4.3 B
Other / Fragmented

[1] *Note: Company estimates; based on 2019 data, pro-forma for National MedTrans acquisition*

NEMT - LARGE & GROWING ADDRESSABLE MARKET



$14.3B
$8.3B
$4.3B
$1.7B

Add **~$6B for Adjacent Market Opportunities** (e.g., Workers Comp, VA, Retirees)

Add **~$4B for Medicare Advantage Growth** (potential benefit expansion and enrollment increases over the next decade)

Existing U.S. NEMT Market (est.)

ModivCare (NEMT revenue)[1]

Multiple levers for growth in core NEMT market and adjacencies

[1] *Note: Company estimates; based on 2019 data, pro-forma for National MedTrans acquisition*

NEMT - INDUSTRY GROWTH DRIVERS

- Medicaid enrollment increasing an estimated **5-10%** near term
- **Medicare Advantage (MA)** market projected to grow from ~$400mm today to **>$4 billion** over next decade; since 2018, the number of MA plans has grown by **53%** and the number of MA plans offering NEMT as a supplemental benefit has grown by **200%**
- **Rapidly aging population**
- Increased emphasis on **social determinants of health**
- Focus on **value-based care** and outcomes that drive lower comprehensive cost of health care
- Biden administration stance on **tackling inequality in healthcare**
- Formal **enactment of essential Medicaid benefit** covering non-emergency medical transportation (December 2020)

MODERNIZING AND AUTOMATING OUR NEMT BUSINESS TO ELEVATE THE PATIENT EXPERIENCE

Actions	Targeted Outcomes
• **"Go Digital" Initiative** – New driver app – New rider app (launch in Q2'21) – Strategic acquisition of WellRyde - leading technology provider of Advanced Transportation Management Systems (ATMS) software – Goal: 90% of network digitized by year-end	– Enhanced visibility, tracking, and communication via app – Scheduling and live trip monitoring; overall easier use of services via app – Elevated patient experience – Greater connectivity between drivers and riders – enables greater access to care
• **Center of Excellence Enhancements** – Automated Call Distribution – Interactive Voice Response – Business Process Outsourcing – Workflow Management	– Lower call volumes related to cancellations and confirmations – Reduced average hold times – Ability to scale business more efficiently – Reduction in overtime and temp labor

The operational transformation underway in NEMT is expected to deliver approximately $50mm in total annualized cost savings by the end of 2021.

Personal Care

ModivCare's Personal Care segment provides non-medical home care to primarily Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living.

PERSONAL CARE SEGMENT ESTABLISHED WITH NOVEMBER 2020 PURCHASE OF SIMPLURA HEALTH

Simplura differentiators:

- **High customer retention** rates
- **Low employee turnover** vs. industry average
- **Large scale** in existing markets
- **Above-average margin** profile
- Long-term **patient-caregiver relationships**
- Complex cases and **waiver program expertise**
  - Traumatic Brain Injury
  - Nursing Home Transition and Diversion

In 1Q'21, the Personal Care segment contributed $9.2mm to ModivCare's consolidated adjusted EBITDA of $48.0mm.[1]

Simplura Enables Aging in Place and Supports Wellness

- Meal Prep
- Rx Reminder
- Bathing
- Assist with Dressing
- Personal Hygiene
- Assist with Ambulation

Large Scale in Existing States
(NY, PA, MA, FL, NJ, WV, CT)



[1] *Refer to GAAP to Non-GAAP reconciliation in appendix*

SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET IN A LARGE AND HIGH-GROWTH ADJACENCY


$63.3B
Add ~$55B for Personal Care Services Market[1]
Core NEMT Market[2]
$8.3B
Add ~$4B for Medicare Advantage Growth (potential NEMT benefit expansion and enrollment increases over the next decade)
$4.3B
Existing U.S. NEMT Market (est.)
$1.7B
ModivCare (Revenue)[2]

The personal care market is expected to grow to ~$100 billion by 2024 (~9-14% CAGR)[1] benefiting from the same trends as NEMT

[1]Source: McKinsey; [2]Based on company estimates and 2019 data, pro-forma for National MedTrans acquisition; excludes ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Retirees)

PERSONAL CARE - A NEW GROWTH PLATFORM IN HIGHLY FRAGMENTED INDUSTRY

- **>18,000** licensed U.S. home and community services agencies
- Top three players, including ModivCare, make up **<5% of market**
- Trend towards **narrowing of provider networks**
- **Industry consolidation** expected to accelerate
- We have a **robust pipeline of acquisition candidates** across the provider landscape
- Historically **attractive acquisition multiples** relative to public market multiples of home care peers
- **Care is moving to the home** – lower costs, better quality of life, favorable health outcomes

Nutritional Meal Delivery

ModivCare is developing a nutritional meal delivery offering for food insecure patients

OPPORTUNITY IN NUTRITIONAL MEAL DELIVERY

- Large and growing addressable market[1]:



$9B
$15B
Today
2024E

- Approximately 30 proof of concepts and >2 million meals delivered to date
- Unique opportunity for ModivCare to leverage "last mile" presence as well as:
  - our **logistical expertise**
  - our **national transportation network**
  - our **technology platform**
  - our **strong customer relationships**
- Expect to partner with a food service company (asset light model)
- Medicare Advantage plans increasingly offering meal-related supplemental benefits

[1]*Source: McKinsey*

MODIVCARE HAS MULTIPLE GROWTH LEVERS

Deliver on organic growth pillars

- NEMT
- Personal Care
- Nutritional Meal Delivery

Execute on Personal Care strategic acquisition strategy

- Focus on Medicaid “age, blind, and disabled” (ABD) populations
- Grow existing geographical density / enter new geographies
- Emphasize reputation and service quality of the targets
- Evaluate reimbursement and state budget environments
- Gauge labor market dynamics

Deepen payor relationships by creating a “one-stop shop” for Social Determinants of Health solutions

LONG-TERM FINANCIAL OBJECTIVES
IN NORMALIZED POST COVID-19 ENVIRONMENT

	NEMT	Personal Care
Revenue Growth	Mid-Single Digits	High-Single Digits[1]
EBITDA Margins	7% - 10%	10% - 12%

[1] *Before acquisitions.*

MATRIX MEDICAL

POTENTIAL TO UNLOCK VALUE FROM MATRIX

- We own a **43.6%** minority stake in Matrix Medical Network
- Matrix represents **additional "hidden" value** not reflected in ModivCare's reported adjusted EBITDA
- Continuing **successful expansion of clinical solutions** offering
- **Rebounding risk assessment business** with onsite visits approaching pre-pandemic levels
- Peer market multiples imply **significant value-creation potential** in a monetization scenario

$262 mm
Net Debt
3/31/21

$136 mm
LTM 3/31/21
Adj. EBITDA[1]

Matrix
Medical Network

Q1 Adjusted EBITDA[1] ($ mm)



$9.9
$32.2
Q1'20
Q1'21

Matrix provides a broad array of assessment and care management services that improve health outcomes for individuals and financial performance for health plans. Matrix's national network of community-based clinicians delivers in-home and on-site services while its fleet of mobile health clinics provide community-based care with advanced diagnostic capabilities. These solutions combined with Matrix's advanced engagement approach, help health plans manage risks, close care gaps and connect members to care.

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

MODIVCARE INVESTMENT CONCLUSIONS

- Addressing the Social Determinants of Health with Suite of Supportive Care Solutions
- New Leadership with a Track Record of Operational Excellence
- Six-Pillar Strategy to Drive Transformational Growth
- Strong Competitive Advantages Developed over 20+ Years
- Clear Market Leader in Expanding NEMT Industry with Adjacent Opportunities
- Long Growth Runway in Personal Care and Optionality in Nutritional Meal Delivery
- Attractive Financial Profile Driven by Asset-Light Business Model
- Potential to Unlock Value from Matrix Equity Investment

APPENDIX

MODIVCARE'S COVID-19 RESPONSE

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Rides to and from vaccination appointments
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program (bridge loans and assistance with insurance)
- We are **well positioned to withstand the storm**
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment

We have **delivered more than 2 million meals** to food insecure patients during the pandemic



CREATING VALUE THROUGH SMART CAPITAL ALLOCATION

March 2020 — Accretive

Share Buyback Authorization

Total stock repurchased:

~$10 mm

(~$52 per share avg.)

May 2020 — Accretive

Acquired National MedTrans

Purchase price:

~$80 mm

June 2020 — Accretive

Conversion of Series A Preferred

First tranche[1] conversion:

~$80 mm

Nov 2020 — Accretive

Acquired Simplura Health

Purchase price:

~$575 mm

March 2021 — Accretive

Share Buyback Authorization

Total stock repurchased to date[2]:

~$34 mm

(~$145 per share avg.)

[1] On September 3, 2020, the Company converted all remaining Series A Preferred stock.
[2] Through May 4, 2021.

PERSONAL CARE - TAILWINDS SUPPORTING GROWTH

Positive Demographic Trends Will Support Growth for Years

Daily Average Number of U.S. Population Turning 65 Years Old (thousands)



Baby Boomers Begin Turning 65
5.5
5.5
5.8
6.2
7.2
7.3
9.8
9.3
9.6
10.2
10.8
11.3
11.3
11.6
11.4
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028

65+ Years Old U.S. Population (millions)



Percent of Population
15%
17%
21%
22%
22%
23%
49.2
56.1
73.1
80.8
85.7
94.7
2016
2020
2030
2040
2050
2060

Well Positioned for Value-Based Care Environment: Lowest Cost Care Setting

Daily Cost of Care by Setting



$2,882
~95% Cost Savings
$1,512
$1,415
$388
$189
Hospital
LTACH
IRF
SNF
Homecare

Medicaid LTSS Spend by HCBS vs Institutional



73%
65%
57%
51%
43%
27%
36%
43%
49%
57%
Institutional LTSS
Home and Community-Based Services
2000
2004
2008
2012
2016

Sources: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

CONSOLIDATED FINANCIAL SUMMARY

Annual Revenue ($ mm)


$1,385
$1,510
$1,369
$1,385
$1,510
$54
$1,315
2018
2019
2020
NEMT
Personal Care

YTD Revenue[2] ($ mm)


$367
$454
$110
$367
$343
1Q'20
1Q'21
NEMT
Personal Care

Annual Adjusted EBITDA[1] ($ mm)


$169
$5
$165
$73
$73
$51
$51
2018
2019
2020
NEMT
Personal Care

YTD Adjusted EBITDA[1,2] ($ mm)


$48
$9
$39
$17
$17
1Q'20
1Q'21
NEMT
Personal Care

[1] See reconciliation of non-GAAP financial measures on following pages; [2] Unaudited

ADJUSTED EBITDA RECONCILIATION (MODIVCARE)

$Millions	2018	2019	2020	LTM Q1 '21	Q1 2020	Q1 2021
Revenue	$1,385.0	$1,509.9	$1,368.7	$ 1,455.0	$ 367.3	$ 453.6
Income from Cont. Ops	18.2	(12.6)	89.6	92.2	16.3	18.9
Interest Expense, Net	1.8	0.9	17.6	25.8	0.2	8.4
Income Tax Provision	4.7	6.9	24.8	39.9	(9.0)	6.0
Depreciation and Amortization	15.8	16.8	26.2	34.6	3.8	12.2
EBITDA	**$ 40.5**	**$ 12.0**	**$ 158.2**	**$ 192.5**	**$ 11.3**	**$ 45.6**
COVID-19 Related Costs	-	-	1.2	(0.3)	0.0	(1.5)
Asset Impairment	14.2	-	-	-	-	-
Transaction Expense	7.2	2.7	12.6	15.4	0.9	3.7
Restructuring and Related Expense	11.5	6.7	6.2	8.5	1.3	3.6
Equity in Net loss/(Gain) of Investee	6.2	29.9	(8.9)	(15.9)	2.6	(4.5)
Stock Based Compensation[1]	9.1	5.4	3.9	4.0	1.0	1.1
(Gain) on Remeasure of Cost Method Investment	(6.6)	-	-	-	-	-
Litigation (Income)/Expense, net	(0.2)	0.0	-	-	-	-
Adjusted EBITDA	**$ 81.9**	**$ 56.6**	**$ 173.2**	**$ 204.2**	**$ 17.0**	**$ 48.0**

[1] Stock Based Compensation has been added back to 2018, 2019, 2020, LTM Q1'21 for consistency/comparability to quarterly figures.
Note that the figures in the table above are unaudited.

ADJUSTED EBITDA RECONCILIATION
(NEMT SEGMENT)

$Millions	2018	2019	2020	LTM Q1 '21	Q1 2020	Q1 2021
Revenue	$1,385.0	$1,509.9	$1,314.7	$ 1,290.8	$ 367.3	$ 343.4
Income from Cont. Ops	22.8	17.3	79.4	73.2	18.1	12.0
Interest Expense, Net	1.8	0.9	17.6	25.8	0.2	8.4
Income Tax Provision	6.2	6.9	23.7	35.4	(8.3)	3.3
Depreciation and Amortization	15.8	16.8	24.5	28.0	3.8	7.3
EBITDA	**$ 46.7**	**$ 41.8**	**$ 145.2**	**$ 162.4**	**$ 13.8**	**$ 31.0**
COVID-19 Related Costs	-	-	0.5	0.9	0.0	0.3
Asset Impairment	14.2	-	-	-	-	-
Transaction Expense	7.2	2.7	12.6	14.4	0.9	2.6
Restructuring and Related Expense	11.5	6.7	6.2	8.5	1.3	3.6
Stock Based Compensation[1]	9.1	5.4	3.9	4.0	1.0	1.1
(Gain) on Remeasure of Cost Method Investment	(6.6)	-	-	-	-	-
Litigation (Income)/Expense, net	(0.2)	0.0	-	-	-	-
Adjusted EBITDA	**$ 81.9**	**$ 56.6**	**$ 168.5**	**$ 190.2**	**$ 17.0**	**$ 38.8**

[1] Stock Based Compensation has been added back to 2018, 2019, 2020, LTM Q1'21 for consistency/comparability to quarterly figures.
Note that the figures in the table above are unaudited.

ADJUSTED EBITDA RECONCILIATION (PERSONAL CARE SEGMENT)

$Millions	2020	LTM Q1 '21	Q1 2021
Revenue	$ 54.0	$ 164.2	$ 110.2
Income from Cont. Ops	1.4	5.1	3.7
Interest Expense, Net	-	-	-
Income Tax Provision	1.1	2.5	1.4
Depreciation and Amortization	1.7	6.6	4.9
EBITDA	**$ 4.1**	**$ 14.2**	**$ 10.0**
COVID-19 Related Costs	0.7	(1.2)	(1.9)
Transaction Expense	-	1.0	1.0
Adjusted EBITDA	**$ 4.8**	**$ 14.0**	**$ 9.2**

Note that the figures in the table above are unaudited.

ADJUSTED EBITDA RECONCILIATION (MATRIX)

$Millions	2018	2019	2020	LTM Q1 '21	Q1 2020	Q1 2021
Revenue	$ 282.1	$ 275.4	$ 414.6	$ 477.4	$ 61.3	$ 124.0
Income from Cont. Ops	(20.0)	(69.4)	15.1	30.1	(6.4)	8.6
Interest Expense, Net	25.9	24.9	19.8	18.1	5.7	4.1
Income Tax Provision	(7.2)	(16.5)	4.5	8.9	(1.0)	3.4
Depreciation and Amortization	43.1	43.7	47.6	46.1	9.9	8.4
EBITDA	**$ 41.9**	**$ (17.3)**	**$ 87.0**	**$ 103.3**	**$ 8.3**	**$ 24.5**
COVID-19 Related Costs	-	-	8.5	8.5	-	-
Asset Impairment	-	55.1	-	-	-	-
Management fees	4.9	2.2	4.9	6.0	0.5	1.6
Acquisition costs	2.3	-	-	-	-	-
Restructuring costs	-	-	8.5		-	4.2
Integration costs	6.5	1.5	0.1	0.2	-	0.1
Severance costs	-	1.9	1.3	0.6	0.8	0.2
Transaction costs	1.0	0.7	3.0	4.2	0.4	1.5
Adjusted EBITDA	**$ 56.7**	**$ 44.0**	**$ 113.3**	**$ 135.5**	**$ 9.9**	**$ 32.2**

Note that the figures in the table above are unaudited.

IR CONTACT

The Equity Group

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com